SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

Waccamaw Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	000-32985	52-2329563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

110 N. POWELL BOULEVARD, WHITEVILLE, NC 28472

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 641-0044

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2007, Waccamaw Bankshares, Inc. (the “Registrant”) amended its bylaws. The Registrant amended Section 1 of Article II to indicate that the Registrant’s annual meeting may be held within 180 days of its fiscal year end as opposed to within 120 days of its fiscal year end. The Registrant also made a conforming change to Section 2 of Article II to indicate when a substitute annual meeting may be called.

The Registrant also amended Sections 1 and 2 of Article VII to permit the Registrant to issue shares of capital stock without certificates. Previously, the bylaws had indicated that all issued shares would be represented by certificates. Section 1 of Article VII was also amended to indicate that the Registrant would send to any shareholder who has been issued uncertificated shares a statement, required by law, indicating the pertinent facts about the rights associated with such capital stock issued.

The amended portions of Articles II and VII of the Registrant’s bylaws are attached hereto as Exhibits 5.1 and 5.2, respectively, and incorporated herein by reference. The Registrant will file a complete, amended copy of its bylaws with its next periodic report required pursuant to the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
5.1	Sections 1 and 2 of Article II of Registrant’s bylaws, as amended

5.2	Sections 1 and 2 of Article VII of Registrant’s bylaws, as amended

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACCAMAW BANKSHARES, INC.

By:	/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

Dated: December 19, 2007

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
5.1	Sections 1 and 2 of Article II of Registrant’s bylaws, as amended

5.2	Sections 1 and 2 of Article VII of Registrant’s bylaws, as amended

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